UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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RUTHIGEN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RUTHIGEN, INC.

2455 Bennett Valley Road, Suite C116

Santa Rosa, California 95404

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

  March 3, 2015

Santa Rosa, California

An Annual Meeting of Stockholders (the “Meeting”) of Ruthigen, Inc. (the “Company”) will be held on March 26, 2015, at 11:00 a.m. (Eastern Standard Time) at the offices of Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581. At the Meeting, the stockholders of the Company will be requested to vote on the following matters:

1.	To elect one (1) Class I director of the Company to hold office until the Company’s third succeeding annual meeting of stockholders; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on February 24, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. If you are a record holder on the Record Date, you are eligible to vote with respect to these matters either personally or at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Your shares can be voted at the Meeting only if you are present in person or represented by proxy. If you are not planning to attend the Meeting, we urge you to authorize your proxy in advance. You may authorize your vote by proxy over the Internet at www.proxyvote.com, by clicking on the “Proxy Voting/Proxy Material Request/Internet Access” button. If you complete your proxy electronically over the Internet you do not need to return a proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares.

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

RUTHIGEN, INC.

2455 Bennett Valley Road, Suite C116

Santa Rosa, California 95404

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 26, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Board of Directors would like you, as a stockholder, to vote in favor of at the Meeting.   It provides you with information on these proposals so that you can make an informed decision. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Meeting.

Who can vote at the Meeting?

Stockholders who owned shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”), as of the close of business on February 24, 2015 (the “Record Date”) may attend and vote at the Meeting. Each share of Common Stock held on the Record Date is entitled to one vote.  There were 4,804,290 shares of Common Stock outstanding as of the Record Date.

What is the proxy card?

The enclosed proxy card enables you to appoint the person named therein as your representative to vote your shares at the Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card.  By providing specific voting instructions for each proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Meeting.  Even if you plan to attend the Meeting, we suggest that you complete and return your proxy card before the Meeting date just in case your plans change.  If a proposal comes up for vote at the Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What matters am I voting on?

You are being asked to vote on the election of one (1) Class I director of the Company to hold office until the third succeeding annual meeting of stockholders and any other business as may properly come before the Meeting or any adjournments thereof.

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record who may vote at the Meeting.  As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting.  Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.  To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder.  If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote in person at the Meeting.

How do I vote?

A. Stockholders of record (also called registered stockholders) may vote by any of the following methods:

1. By mail: if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the date of the Meeting and you have marked your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and

—	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

If you return a signed proxy card, but do not provide specific voting instructions for each proposal, your shares will be voted by your proxy representative in the manner recommended by the Board of Directors on all matters presented in the Proxy Statement and as the proxy representative may determine in his discretion with respect to any other matters properly presented for a vote at the Meeting.

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2. By Internet: read the proxy materials and follow the instructions provided in the Notice.

3. By toll-free telephone: read the proxy materials and call the toll free number provided for in the proxy voting instructions.

4. In person at the Meeting.

B. Beneficial Stockholders (shares held in “street name”).  If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, follow the voting instructions you receive from the holder of record to vote your shares. You must provide specific voting instructions to your broker, bank, broker dealer or other nominee holder of record in order for your shares to be voted in the proposal for election of directors.

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

1. By Mail: If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Meeting.

2. By Internet:  You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

3. By toll-free telephone:  You may vote by calling the toll free telephone number found in the proxy voting instructions.

4. In Person: If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet.  Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners.  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Board of Directors encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

May I revoke my proxy?

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Chief Financial Officer at our principal executive offices located at 2455 Bennett Valley Road, Suite C116, Santa Rosa, California 95404. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted in accordance with the judgment of the proxy representation with respect to all matters brought before the Meeting or any adjournments thereof.

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Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote as of the Record Date. As of such date there were an aggregate of 4,804,290 shares of Common Stock entitled to vote. Accordingly, a quorum will be present for the Meeting if an aggregate of at least 2,402,146 shares are present in person or by proxy at the Meeting.

How many votes are required to approve the nominee to the Board of Directors?

Pursuant to Article I, Section 7 of the Bylaws of the Company, directors are elected by a plurality of the votes cast in the election. Since there is only one director nominee, he will receive a “plurality” (the director who receives the most votes) of the vote. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of the director. If you indicate “withhold authority to vote” for the one director nominee on your proxy card, your vote will not count either for or against the nominee.

Why is only one director being nominated at the Annual Meeting?

The Company has a classified Board, which means that pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company’s directors are divided into three classes, with the term of office of the first class (the “Class I director”) to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified.

Where do I find the voting results of the Meeting?

We plan to announce preliminary voting results at the Meeting.  We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Meeting disclosing the final voting results.

Who is paying for this proxy’s solicitation process?

The Company is paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the stockholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other employees.

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Who can help answer my questions?

You can contact our corporate headquarters, at (707) 525-9900, or write to: Ruthigen, Inc., 2455 Bennett Valley Road, Suite C116, Santa Rosa, California 95404, Attention: Chief Financial Officer, with any questions about proposals described in this Proxy Statement or how to execute your vote.

Ruthigen, Inc.

2455 Bennett Valley Road, Suite C116

Santa Rosa, California 95404

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ruthigen, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the offices of Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, at 11:00 a.m. on March 26, 2015, or such other date as soon as practicable thereafter as the officers of the Corporation may approve and at any adjournments thereof.

At the Meeting, the Company’s stockholders will be asked to vote on the election of one (1) Class I director to hold office until the Company’s third succeeding annual meeting of stockholders.

Solicitation of proxies may be made by directors, officers and other employees of the Company.  No additional compensation will be paid for any such services.  Whether or not you expect to attend the Meeting in person, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about March 3, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on March 26, 2015:

In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report on Form 10-K for the fiscal year ended March 31, 2014, as amended, and a form of proxy relating to the Annual Meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

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REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Meeting and voting the shares of stock in person, or by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Meeting a written notice of revocation or a later-dated, properly executed proxy. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card.

RECORD DATE

Stockholders of record at the close of business on February 24, 2015 (the “Record Date”) will be entitled to vote at the Meeting.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014, as amended, available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the election of the nominated director, the persons named in the Proxy (the “Proxy Representatives”), will vote FOR the election of Hojabr Alimi as a Class I director of the Company.

If the giver of the Proxy provides voting instructions to cast a vote AGAINST the nominated director, the Proxy Representative will vote such shares accordingly. If you ABSTAIN from voting on the proposal, your abstention will not count as a vote FOR or AGAINST the proposal. Also, in the case where no specific voting instructions are given to the Proxy Representative, the Proxy Representative will vote such proxy in favor of the proposal for the election of Hojabr Alimi as a Class I director.

VOTING SECURITIES

There were 4,804,290 shares of Common Stock issued and outstanding as of February 24, 2015, and entitled to vote.

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote as of the Record Date will constitute a “quorum” at the Meeting.

Delaware law and the Company’s By-Laws provide that a director be elected by a plurality (meaning the director who receives the most votes will be elected) of the votes of the issued and outstanding shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Since there is one (1) director nominated such director will receive a “plurality”. If you do not vote for the nominee, your vote will not count either for or against such nominee.

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Abstentions from voting and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” the nominee for director.  Votes will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of February 26, 2015, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each executive officer; and (iii) all executive officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Ruthigen, Inc., 2455 Bennett Valley Road, Suite C116, Santa Rosa, California 95404. Percentage of ownership is based on 4,804,290 shares of common stock outstanding on February 26, 2015.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Hojabr Alimi	39,873(3)	*
Sameer Harish	26,250(3)	*
Richard Conley	2,499(3)	*
Gregory French	2,499(3)	*
Akihisa Akao	0	*
All current executive officers and directors as a group (5 persons)	71,121(3)	1.46%

5% Stockholders
Oculus Innovative Sciences, Inc.(1) 1129 N. McDowell Blvd. Petaluma, CA 94954	2,000,000	41.63%
Marlin Capital Investments LLC(2) 555 South Federal Highway #450 Boca Raton, FL 33432	369,773	7.70%

*	Represents beneficial ownership of less than 1%.

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(1)	Based on a Schedule 13G filed on April 10, 2014. Jim Schutz, chief executive officer of Oculus Innovative Sciences, Inc. (“Oculus”), has sole voting and dispositive power over the shares held by Oculus.

(2)	Information is based on a Schedule 13G filed on February 13, 2015. 369,773 shares of common stock are held by Marlin Capital Investments LLC (“Marlin”). Barry Honig is the manager of Marlin and in such capacity holds voting and dispositive power over such securities. Does not include 14,279 shares held by Mr. Honig in his own name. Excludes 383,793 Series A Warrants (the “Series A Warrants”) held by Marlin. Each Series A Warrant is exercisable, at an initial exercise price of $7.25 per share, into (i) one share of common stock and (ii) one Series B Warrant to purchase one share of common stock (the “Series B Warrant”). The Series B Warrant has an initial exercise price of $9.0625 per share. The Series A Warrant and the Series B Warrant are governed by certain beneficial ownership blockers preventing the holder from exercising such securities to the extent such conversion or exercise would cause the holder to beneficially hold in excess of 4.99% of our issued and outstanding common stock, which may be waived upon 61 days’ notice. Mr. Honig’s and Marlin’s beneficial ownership has been limited accordingly.

(3)	Represents shares issuable upon the exercise of stock options.

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Certain Relationships and Related Transactions

Relationship with Oculus

We have a license and supply agreement, a shared services agreement and a separation agreement with Oculus, the holder of 2,000,000 shares or approximately 43% of our outstanding shares. These agreements, which took effect upon the completion of our initial public offering in March 2014, govern our relationship with Oculus. In addition, we entered into a funding agreement with Oculus that governed certain aspects of our operations, financing and governance until the completion of our initial public offering. The license and supply agreement covers our exclusive rights to the license, development and manufacturing of our lead drug candidate, RUT58-60. The shared services agreement covers certain transitional services to be provided by Oculus following the completion of our offering. We entered into the separation agreement with Oculus in order to maximize our ability to operate as independently as possible from Oculus in order to unlock the value proposition of RUT58-60, notwithstanding Oculus’ substantial ownership of us, and therefore the separation agreement contains certain limitations on Oculus’ ability to control various aspects of our business and operations. In addition, the members of our Board of Directors who were also members of Oculus’ board of directors stepped down from Oculus’ board and continued their service on our Board following our initial public offering.

Pursuant to the terms of the separation agreement with Oculus, so long as Oculus and its affiliates own 19.9% of our common stock, Oculus shall vote all of its shares in the same manner as the majority of the minority holders of our common stock.

Equity Awards and Compensation

Following the closing of our initial public offering and subsequent to March 31, 2014, we granted Hojabr Alimi, our Chief Executive Officer, Chief Science Officer and Chairman of the Board of Directors, 159,500 stock options, 125,000 restricted stock units and 24,055 performance-based restricted stock units. At that same time, we also granted Sameer Harish, our Chief Financial Officer, 105,000 stock options, 74,600 restricted stock units and 14,900 performance-based restricted stock units.

During the fiscal year ended March 31, 2014, our non-employee directors did not receive any compensation for their service on our Board, other than Gregory French for whom we reimbursed certain legal expenses of $51,975 incurred in connection with our separation from Oculus. However, on May 11, 2014, we granted our non-employee directors restricted stock units for 140,000 shares of our common stock under our 2013 Plan and on May 12, 2014, we granted our non-employee directors options to purchase 20,000 shares of our common stock under our 2013 Plan.

Directors and Officers

Prior to February 21, 2014, all of our directors also served as directors of Oculus. Gregory French resigned from the board of directors of Oculus effective as of February 21, 2014, and he continues to serve on our Board of Directors. Hojabr Alimi, our Chief Executive Officer, Chief Science Officer and Chairman of our Board of Directors, previously served as the Chairman of the board of directors of Oculus. Richard Conley previously served as a director of Oculus. Upon completion of our initial public offering in March 2014, Messrs. Alimi and Conley stepped down from Oculus’ board and continue their service on our Board of Directors.

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PROPOSAL — ELECTION OF DIRECTOR

Our By-Laws specify that the number of directors shall be fixed from time to time by our Board of Directors.

Board Composition and Election of Directors

Our Board of Directors currently consists of four (4) directors. Our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered terms where the term of each class of directors expires at each successive annual meeting of the stockholders. The members of the classes are divided as follows:

•	the Class I director is Hojabr Alimi, and his term will expire at the Annual Meeting;

•	the Class II directors are Richard Conley and Akihisa Akao, and their terms will expire at the Company’s 2016 annual meeting of stockholders;

•	the Class III director is Gregory French, and his term will expire at the Company’s 2017 annual meeting of stockholders;

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new term at the annual meeting of stockholders in that year.

Hojabr Alimi, our current Class I director has been nominated by the Company to stand for re-election until the third succeeding annual meeting of the Company following the Annual Meeting and until his successor has been elected and qualified or until his earlier resignation or removal.

A nominee to the Board must receive a plurality of the votes cast to be re-elected to the Board. Votes that are withheld from a director’s election will be counted toward a quorum, but will not affect the outcome of the vote on the election of a director. Broker non-votes will not be taken into account in determining the outcome of the election.

There is no arrangement or understanding between any of our directors and any other person pursuant to which any director was or is to be selected as a director.

We are not aware of any material proceedings to which any of our directors, officers, affiliates or 5% stockholder or any associate of any such persons is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. None of our officers or directors has been affiliated with any company that has filed for bankruptcy within the last ten years.

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Executive Officers and Directors

Set forth below is certain information with respect to the individuals who are our current directors and executive officers:

Name	Age	Position(s)
Hojabr Alimi	53	Chief Executive Officer, Chief Science Officer and Chairman of the Board of Directors
Sameer Harish	39	Chief Financial Officer
Richard Conley(1)(2)(3)	64	Director
Gregory French(1)(2)(3)	53	Director
Akihisa Akao (1)	60	Director

(1) Member of our Audit Committee.

(2) Member of our Compensation Committee.

(3) Member of our Nominating and Governance Committee.

Executive Officers

Hojabr Alimi has served as our Chief Executive Officer, Chief Science Officer and Chairman of our Board of Directors since February 4, 2013. Mr. Alimi held the position of President and Chief Executive Officer at our former parent company, Oculus, a public company which he co-founded with his spouse, from 1999 to February 2013. Mr. Alimi formerly served as Chairman of the Board at Oculus, a position he held from 1999 until February 2014. Upon completion of our initial public offering (“IPO”) on March 26, 2014, Mr. Alimi resigned down from Oculus’ board of directors. Prior to founding Oculus, he was a corporate microbiologist for Arterial Vascular Engineering, Inc., a medical device company. Mr. Alimi received a B.A. in biology from Sonoma State University.

Our Board of Directors has determined that Mr. Alimi possesses specific attributes that qualify him to serve as a member of our Board of Directors, including his depth of scientific, operating, strategic, transactional, and senior management experience in our industry, his longevity in the industry, and his intimate knowledge of our company, as he is the founder of our company and Oculus.

Sameer Harish has served as our Chief Financial Officer since February 1, 2013. Prior to joining us, he served as the principal of Harish Life Science Advisors since December 2011, an independent consulting firm which he founded that provided financial, strategic, and market research advisory services to life science companies. From 2005 to 2011, Mr. Harish held the position of a senior equity research analyst covering the medical devices and diagnostics sectors at ThinkEquity LLC and Needham & Co. From 2002 to 2005, he worked as a research analyst at Symmetry Capital, a health care focused hedge fund, where he guided investments in the medical device, biotech, and diagnostic companies. Mr. Harish also held research and laboratory positions at Guidant (now part of Abbott Laboratories) and Synteni (acquired by Incyte Corporation). He received a B.A. from the University of California, Berkeley, where he studied molecular and cell biology with an emphasis in immunology.

Non-Employee Directors

Richard Conley has served as a director since February 4, 2013. From 1999 until March 2014, Mr. Conley served as a member of the board of directors of Oculus. Upon completion of our IPO, Mr. Conley resigned from Oculus’ board of directors. Since 2012, Mr. Conley has served as a volunteer member of the Finance Committee and Citizens Bond Oversight Committee of the Sonoma Valley Health Care District. Mr. Conley held the position of Chief Operating Officer at Kautz Family Vineyards, a wine production and marketing and hospitality company, from 2009 to 2011. From 2001 to 2009, Mr. Conley served as Executive Vice President and Chief Operating Officer at Don Sebastiani & Sons International Wine Negociants, a branded wine marketing company. From 1994 to 2001, he served as Vice President and Chief Operating Officer at Sebastiani Vineyards, a California wine producer, where he was originally hired as Chief Financial Officer in 1994. Mr. Conley received a B.S. in finance and accounting from Western Carolina University and an M.B.A. from St. Mary’s College of California.

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Our Board of Directors has determined that Mr. Conley possesses specific attributes that qualify him to serve as a member of our Board of Directors, including the depth of his financial, accounting, operating and transactional experience.

Gregory French has served as a director since February 4, 2013. Mr. French is the co-owner of G&C Enterprises LLC, a real estate and investment company, which he founded in 1999. Mr. French has held various engineering and senior management positions at several medical device companies, including Advanced Cardiovascular Systems, Peripheral Systems Group and Arterial Vascular Engineering. Mr. French received a B.S.I.E. from the California Polytechnic State University, San Luis Obispo. Mr. French was a director of Oculus. Effective as of February 21, 2014, Mr. French resigned from Oculus’ board of directors.

Our Board of Directors has determined that Mr. French possesses specific attributes that qualify him to serve as a member of our Board of Directors, including extensive experience in the healthcare industry and a depth of operating and senior management experience.

Akihisa Akao has served as a director since February 27, 2015. Mr. Akao has been the Chief Executive Officer of White Moon Medical, Inc. since he founded such company in 1999. The company provides consulting services as well as capital to early-stage healthcare companies who are expanding into Asian markets. Mr. Akao served as a director of Oculus from April 1999 until May 2008. Mr. Akao has 38 years of experience in the healthcare industry and development therapies in areas of pulmonology, wound care, general surgery, cardiovascular and anesthesiology. Mr. Akao has served on the board of directors at MedTech Heart K.K., a medical technology company, since August 2011. He has served as the general manager in Japan at Power Medical Interventions Inc., a medical device company, from January 2001 to September 2005 and as President from December 2006 to December 2009 until its merger with Covidien. Mr. Akao received a B.A. in electronic engineering from Doshisha University, Kyoto Japan.

Our Board of Directors has determined that Mr. Akao possesses specific attributes that qualify him to serve as a member of our Board of Directors, including the depth of his financial, accounting, operating and transactional experience.

Family relationships

There are no family relationships among any of our officers or directors.

Involvement in certain legal proceedings

None of our directors or officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to federal or state securities laws (except where not subsequently dismissed without sanction or settlement), or from engaging in any type of business practice, or a finding of any violation of federal or state securities laws. No petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our directors, officers or control persons, or any partnership in which any of our directors, officers or control persons was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of our directors, officers or control persons was an executive officer at or within two years before the time of such filing.

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Board Committees and Independence

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Governance committee, each of which operates under a charter that has been approved by our Board of Directors.

Our Board of Directors has determined that all of the members of the Audit committee, Compensation committee and the Nominating and Governance committee are independent, as defined under The NASDAQ Marketplace Rules, including, in the case of all of the members of our audit committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. In making such determination, the Board of Directors considered the relationships that each director has with our company and all other facts and circumstances that the Board of Directors deemed relevant in determining director independence, including the beneficial ownership of our capital stock by each director.

Audit Committee. Our audit committee is comprised of Richard Conley, Gregory French and Akihisa Akao. Our Board of Directors has determined that Richard Conley and Akihisa Akao is each an audit committee financial expert, as defined by the rules of the Securities and Exchange Commission, and satisfies the financial sophistication requirements of applicable NASDAQ rules.

Our Board of Directors has determined that each of Messrs. Conley, French and Akao is an independent director under the NASDAQ Marketplace Rules and Rule 10A-3 of the Exchange Act.

Our audit committee is authorized to:

· approve and retain the independent auditors to conduct the annual audit of our financial statements;

· review the proposed scope and results of the audit;

· review and pre-approve audit and non-audit fees and services;

· review accounting and financial controls with the independent auditors and our financial and accounting staff;

· review and approve transactions between us and our directors, officers and affiliates;

· recognize and prevent prohibited non-audit services;

· establish procedures for complaints received by us regarding accounting matters;

· oversee internal audit functions, if any; and

· prepare the report of the Audit Committee that the rules of the Securities and Exchange Commission require to be included in our annual meeting proxy    statement.

Compensation Committee. Our Compensation Committee is comprised of Gregory French and Richard Conley.

Our Compensation Committee is authorized to:

· review and recommend the compensation arrangements for management, including the compensation for our president and chief executive officer;

· establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our   financial goals;

· administer our stock incentive plans; and

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· have the sole authority to retain or obtain the advice of any compensation consultant, independent legal counsel or other adviser after taking into account certain factors which address the independence of that consultant, counsel or adviser.

Nominating and Governance Committee. Our Nominating and Governance Committee is comprised of Richard Conley and Gregory French.

Our Nominating and Governance committee is authorized to:

· identify and nominate members of the Board of Directors;

· develop and recommend to the Board of Directors a set of corporate governance principles applicable to our company; and

· oversee the evaluation of our Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a written Code of Business Conduct and Ethics applicable to our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at www.ruthigen.com. We expect that any amendments to the code, or any waivers of its requirements, will be disclosed.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other of our equity securities. Officers, directors and greater than ten percent stockholders are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file. Our records reflect that all reports required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, by our executive officers and directors have been filed on a timely basis.

Meetings of the Board of Directors and Committees

During the fiscal year ended March 31, 2014, the Board of Directors held seven meetings and acted by written consent on five occasions. Prior to the Company’s IPO on March 26, 2014, the Company was a wholly-owned subsidiary of Oculus. Accordingly, no committees of the Board of Directors met during fiscal 2014. Each director attended or participated in all of the meetings of the Board of Directors.

Director Compensation

During the fiscal year ended March 31, 2014, our non-employee directors did not receive any compensation for their service on our Board, other than Gregory French for whom we reimbursed certain legal expenses of $51,975 incurred in connection with our separation from Oculus. However, on May 11, 2014, we granted our non-employee directors restricted stock units for 140,000 shares of our common stock under our 2013 Plan and on May 12, 2014, we granted our non-employee directors options to purchase 20,000 shares of our common stock under our 2013 Plan.

On September 30, 2013, our Board of Directors approved a director compensation policy that took effect upon the completion of our IPO that provides cash compensation of $40,000 per year to our chairman, if such person is not an employee, $25,000 per year to each non-employee, non-chairman director, plus $10,000 per year to the chairman of our Audit Committee, $5,000 per year to each other member of our Audit Committee, $5,000 per year to the chairman of our Compensation Committee and our Nominating and Governance Committee and $3,000 per year to each other member of our Compensation Committee and our Nominating and Governance Committee. Members of our board of directors who are also our employees, such as Mr. Alimi, do not receive any fees for their service on our Board of Directors, as a chairman or committee member. The policy also provides that directors may elect, in lieu of annual cash payments, to receive, in part or in full, fully-vested stock options or fully-vested shares of common stock, or a combination thereof, equal to the dollar-value of the non-cash portion of their annual compensation, calculated in accordance with FASB Accounting Standards Codification ASC 718, “Share-Based Payment” on the payment date.

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Under the policy, upon initial election or appointment to the Board of Directors, new non-employee directors receive a non-qualified stock option to purchase 5,000 shares of our common stock at an exercise price equal to the fair market value on the date of grant that vests one year from the date of grant. Each year of a non-employee director’s tenure, the director will receive a non-qualified stock option to purchase 5,000 shares of our common stock at an exercise price equal to the fair market value on the date of grant that vests three years from the date of grant. The options become fully vested and exercisable upon a change of control.

In addition, equity awards may be granted under the 2013 Plan to our non-employee directors from time to time as may be determined by our Compensation Committee.

All directors are eligible to receive reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors, and our non-employee directors are also eligible to receive reimbursement, upon approval of the Board of Directors or a committee thereof, for reasonable out-of-pocket expenses incurred in connection with attendance at various conferences or meetings with our management.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board of Directors has not adopted a policy that each director is expected to attend annual meetings of its stockholders. The Annual Meeting is the Company’s first annual meeting of stockholders.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by one individual, Hojabr Alimi.

Our Audit Committee's primary responsibilities are conducted in accordance with the Company’s Audit Committee charter, and amongst other responsibilities include oversight of our risk management processes on behalf of our Board of Directors. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board which also considers our risk profile. The Audit Committee and the full Board focus on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s tolerance for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach to address the risks facing our Company.

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Director Nominations

Part of our Nominating Committee’s duties is to screen and nominate candidates considered for election to our Board of Directors. In this capacity, it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.

The Nominating Committee values diversity as a factor in selecting individuals nominated to serve on the Board. Although the Board prefers a mix of backgrounds and experience among its members, it does not follow any ratio or formula to determine the appropriate mix, nor is there any specific policy on diversity. The Nominating Committee uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to a high standard of service for the Board.

Stockholder Communications with Directors

The Company has no established procedures for stockholders to communicate directly with the Board of Directors.  Due to the Company's size, stockholders can contact the Board of Directors by mail at: Ruthigen, Inc., 2455 Bennett Valley Road, Suite C116, Santa Rosa, California 95404, Attention: Board of Directors. All communications made by this means will be received by the Chairman of the Board.

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 4200 of the NASDAQ Stock Market). The Audit Committee operates under a written charter adopted by the Board of Directors on September 30, 2013, which can be found in the Corporate Governance section of our website, www.ruthigen.com, and is also available in print to any stockholder upon request to the Chief Financial Officer.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended March 31, 2014.

We have reviewed and discussed with management and Marcum LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with Marcum LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and Marcum LLP, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from Marcum LLP, required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and have discussed with Marcum LLP, their independence from management and the Company.

Hojabr Alimi

Richard Conley

Gregory French

Dated as of February 27, 2015

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid to, accrued or earned during the fiscal years ended March 31, 2014 and March 31, 2013 by our chief executive officer and our only other executive officer as of March 31, 2014 and March 31, 2013. We refer to these officers as our named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		All other compensation ($)		Total ($)
Hojabr Alimi	2014	375,000		158,000	(1)	51,856	(2)	584,856	(3)
Chief Executive Officer and Chief Science Officer	2013	59,135	(4)			519	(5)	59,654

Sameer Harish	2014	225,000		—		—		225,000
Chief Financial Officer	2013	35,481	(6)	—		—		35,481

(1)	Includes a one-time cash bonus of $158,000 related to the preparation and filing of our registration statement on Form S-1 for our initial public offering.

(2)	Includes an aggregate $25,884 related to reimbursement of tax preparation services, $18,744 related to the reimbursement of legal fees, Company matching 401(k) contributions in the amount of $3,750, personal use of our company car in the amount of $3,462, and a life insurance policy in the amount of $16.

(3)	Of the aggregate $584,856 earned by Mr. Alimi during 2014, $18,744 related to the reimbursement of legal fees incurred by Mr. Alimi remaining unpaid as of March 31, 2014.

(4)	Mr. Alimi was appointed Chief Executive Officer and Chief Science Officer on February 4, 2013. He was also appointed Chairman of our Board of Directors on that same date. The amount in the table represents the salary paid from February 4, 2013 through March 31, 2013. Mr. Alimi’s annual salary is $375,000.

(5)	Includes a 401(k) contribution of $519.

(6)	Mr. Harish was appointed our Chief Financial Officer on February 1, 2013. Represents the salary paid from February 1, 2013 through March 31, 2013. Mr. Harish’s annual salary is $225,000.

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Narrative Disclosure to Summary Compensation Table

Hojabr Alimi Employment Agreement Summary

On March 21, 2013, we entered into an employment agreement with an effective date of February 4, 2013 (the “Alimi Employment Agreement”) with Hojabr Alimi to reflect his role and responsibilities as President and Chief Executive Officer. The Alimi Employment Agreement provides for an annual base salary of $375,000, subject to increase (but not decrease), as determined by our Board of Directors. Mr. Alimi may also receive stock options and/or other stock-based awards as determined by us in our sole discretion. Additionally, Mr. Alimi is eligible to participate in any bonus and incentive plans as established from time to time. The Alimi Employment Agreement also provides for payments to Mr. Alimi in the event of termination without cause or resignation by Mr. Alimi for Good Reason, as such terms are defined in the Alimi Employment Agreement. In the event Mr. Alimi is terminated without cause or resigns for Good Reason, he is entitled to (i) a lump severance payment equal to 24 times the average monthly base salary paid to Mr. Alimi over the preceding 12 months (or for the term of Mr. Alimi’s employment with us if less than 12 months); (ii) automatic vesting of all unvested options and other equity awards; (iii) the extension of exercisability of all options and other equity awards to at least 12 months following the date Mr. Alimi terminates employment or, if earlier, until the option expires; (iv) up to one year (the lesser of one year following the date of termination or until Mr. Alimi becomes eligible for medical insurance coverage provided by another employer), reimbursement for health care premiums under COBRA; and (v) a full gross up of any excise taxes payable by Mr. Alimi under Section 4999 of the Internal Revenue Code because of the foregoing payments and acceleration (including the reimbursement of any additional federal, state and local taxes payable as a result of the gross up), subject to the restrictions of Section 409A of the Internal Revenue Code.

Under the Alimi Employment Agreement, “Good Reason” is defined as the occurrence of one or more of the following without Mr. Alimi’s consent: (i) the assignment of Mr. Alimi to duties materially inconsistent with Mr. Alimi’s authorities, responsibilities, and status (including titles and reporting requirements) as Chief Executive Officer, or a material reduction or alteration in the nature or status of Mr. Alimi’s authorities, duties or responsibilities, other than an insubstantial and inadvertent act that is remedied by the Company promptly after receipt of notice thereof given by Mr. Alimi; (ii) a reduction by us in Mr. Alimi’s base salary as in effect on the effective date or as the same shall be increased from time to time, or we otherwise fail to satisfy our compensation obligations to Mr. Alimi under the Alimi Employment Agreement, after notice by Mr. Alimi and a reasonable opportunity to cure; or (iii) the failure by us to obtain a satisfactory agreement from any successor of our company to assume and agree to perform the Alimi Employment Agreement. Mr. Alimi may terminate his employment for any reason upon at least 60 days prior written notice to us.

Receipt of the termination benefits described above is contingent on Mr. Alimi’s execution of a general release of claims against us, our subsidiaries, and our affiliates; his resignation from any and all directorships and every other position held by him with us and each of our affiliates, including but not limited to the board of directors of Oculus; and his return to us and our affiliates (the “Company Group”) of all property belonging to the Company Group, received from or on account of us, any other entity in the Company Group, or any of the Company Group’s respective affiliates by Mr. Alimi. In addition, Mr. Alimi is not entitled to such benefits if he does not comply with the non-competition and invention assignment provisions of the Alimi Employment Agreement during the term of his employment, or the confidentiality provisions of the Alimi Employment Agreement, whether during or after the term of his employment, or the non-solicitation provisions of the Alimi Employment Agreement, which prohibit Mr. Alimi from interfering with our business relations or those of any other entity in the Company Group, and from soliciting employees of any entity in the Company Group, during the term of employment and for two years following termination.

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In addition, on August 12, 2013, the Compensation Committee of Oculus approved the grant of a one-time cash bonus of $158,000 to Mr. Alimi in order to recognize his efforts related to the filing of our registration statement for our IPO.

On January 31, 2014, in connection with our entry into various amendments to our commercial agreements with Oculus, Oculus guaranteed the payment of Mr. Alimi’s severance in an amount not to exceed $385,000, under certain circumstances.

Sameer Harish Employment Agreement Summary

On February 1, 2013, and as amended on May 23, 2013, Oculus entered into an employment letter with Sameer Harish to reflect his roles and responsibilities as Chief Financial Officer of our company (the “Harish Employment Letter”). Pursuant to the terms of the Harish Employment Letter, Mr. Harish was entitled to receive an annual base salary of $225,000.

On June 24, 2014, our Compensation Committee approved an employment agreement with Mr. Harish (the “Harish Employment Agreement”), which replaced the Harish Employment Letter. The Harish Employment Agreement provides for an annual base salary of $225,000, subject to increase, as determined by our Board of Directors. Mr. Harish may also receive stock options and/or other stock-based awards as determined by us in our sole discretion. In addition, Mr. Harish is eligible to participate in our bonus plans and incentive plans that we establish from time to time, as well as all employee pension and welfare benefit plans and programs made available by us to our senior-level employees. The Harish Employment Agreement further provides for payments to Mr. Harish in the event of termination without cause or resignation by Mr. Harish for good reason, as such terms are defined in the Harish Employment Agreement. In the event that Mr. Harish is terminated without cause or resigns for good reason, he is entitled to: (i) a lump severance payment equal to 18 times the average monthly base salary paid to Mr. Harish over the preceding 12 months; (ii) up to one year (the lesser of one year following the date of termination or until Mr. Harish becomes eligible for medical insurance coverage provided by another employer) reimbursement for health care premiums under COBRA; and (iii) automatic vesting of all unvested options and other equity awards; provided that in the event Mr. Harish resigns for good reason prior to a change of control, only the vesting of the restricted stock units granted by us on May 12, 2014 shall be accelerated. In addition, if we consummate a change of control all equity awards granted by us that are then-outstanding and unvested shall become fully vested and exercisable immediately prior to and subject to the consummation of the change of control. In addition, we will reimburse Mr. Harish for any excise taxes owed by him under Section 280G and Section 4999 of the Internal Revenue Code because of any acceleration of the equity awards (including a gross up of any additional federal, state and local taxes payable as a result of the reimbursement of the tax payments). Mr. Harish may terminate his employment for any reason upon at least 60 days prior written notice to us.

Receipt of the termination benefits described above is contingent on Mr. Harish’s execution of a general release of claims against us, our subsidiaries and our affiliates; his resignation from any and all directorships and every other position held by him with us and each of our subsidiaries; and his return to the Company Group of all property belonging to the Company Group, received from or on account of the Company Group, or any other entity of the Company Group, or any of the Company Group’s respective affiliates by Mr. Harish. In addition, Mr. Harish is not entitled to such benefits if he does not comply with the non-competition and invention assignment provisions of the Harish Employment Agreement during the term of his employment, or the confidentiality provisions of the Harish Employment Agreement, whether during or after the term of his employment, or if Mr. Harish does not comply with the non-solicitation provisions of the Harish Employment Agreement, which prohibit Mr. Harish from interfering with our business relations or those of any other entity in the Company Group, and from soliciting employees of any entity in the Company Group, which provisions apply during the term of employment and for two years following termination.

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Outstanding Equity Awards

We had no equity awards outstanding as of March 31, 2014. In May 2014, we granted Hojabr Alimi, our Chief Executive Officer, Chief Science Officer and Chairman of the Board of Directors, 159,500 stock options, 125,000 restricted stock units and 24,055 performance-based restricted stock units and Sameer Harish, our Chief Financial Officer, 105,000 stock options, 74,600 restricted stock units and 14,900 performance-based restricted stock units.

2013 Employee, Director and Consultant Equity Incentive Plan

Our 2013 Employee, Director and Consultant Equity Incentive Plan, which we refer to as the 2013 Plan, became effective on the closing of our IPO in March 2014. The 2013 Plan will expire on September 30, 2023. Under the 2013 Plan, we may grant incentive stock options, non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards. 998,355 shares of our common stock were reserved for issuance under the 2013 Plan.

In addition, the 2013 Plan contains an “evergreen” provision, which allows for an annual increase in the number of shares of our common stock available for issuance under the plan on the first day of each fiscal year beginning in calendar year 2015. The annual increase in the number of shares shall be equal to the lowest of: (i) 232,500 shares of our common stock; (ii) 5% of the number of shares of our common stock outstanding as of such date; and (iii) an amount determined by our Board of Directors or Compensation Committee.

The Board of Directors has authorized our Compensation Committee to administer the 2013 Plan. In accordance with the provisions of the plan, the compensation committee will determine the terms of options and other awards. The compensation committee or the independent members of our Board of Directors will determine:

•	which employees, directors and consultants shall be granted options and other awards;

•	the number of shares of our common stock subject to options and other awards;

•	the exercise price of each option, which generally shall not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2013 Plan.

Upon a merger, consolidation or sale of all or substantially all of our assets, the administrator of the 2013 Plan, or the board of directors of any corporation assuming our obligations, may, in its sole discretion, take any one or more of the following actions pursuant to our plan, as to some or all outstanding awards:

•	provide that outstanding options will be substituted for shares of the successor corporation or consideration payable with respect to our outstanding stock in connection with the corporate transaction;

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•	provide that the outstanding options must be exercised within a certain number of days, either to the extent the options are then exercisable, or at our Board of Directors’ discretion, any such options being made partially or fully exercisable;

•	terminate outstanding options in exchange for payment of an amount equal to the difference between (a) the consideration payable upon consummation of the corporate transaction to a holder of the number of shares into which such option would have been exercisable to the extent then exercisable (or, in our Board of Directors’ discretion, any such options being made partially or fully exercisable) and (b) the aggregate exercise price of those options;

•	provide that outstanding stock grants will be substituted for shares of the successor corporation or consideration payable with respect to our outstanding stock in connection with the corporate transaction;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	terminate outstanding stock grants in exchange for payment of any amount equal to the consideration payable upon consummation of the corporate transaction to a holder of the same number of shares comprising the stock grant, to the extent the stock grant is no longer subject to any forfeiture or repurchase rights (or, at our Board of Directors’ discretion, all forfeiture and repurchase rights being waived upon the corporate transaction).

Compensation Risk Management

We have not considered the risks associated with our compensation policies and practices for all employees, but management believes we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on us.

For those registered stockholders of the Company that will receive a full set of the proxy materials in the mail, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014, as amended, will accompany this Proxy Statement. For those stockholders that will receive only the Notice, this Proxy Statement, our Annual Report on Form 10-K, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available at www.proxyvote.com. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Meeting, and our Board's nominee for director and other information concerning the Company.

If you received only the Notice and would like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report on Form 10-K, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by writing to the Chief Financial Officer, Ruthigen, Inc., 2455 Bennett Valley Rd., Suite C116, Santa Rosa, California or by telephoning us at (707) 525-9900.

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STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2016 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act and pursuant to the Company’s Bylaws. To be eligible, the stockholder proposals must be received by our Secretary at our principal offices no earlier than ninety days and no later than one hundred twenty days prior to the first anniversary of the date of the Meeting. In the event that the date of the 2016 Annual Meeting of Stockholders is more than 30 days before or more than 30 days after the anniversary of this Meeting, notice by the stockholder to be timely must be received no earlier than the 120th day prior and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the earlier of the day on which notice of the date of the meeting is mailed or public disclosure is made. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) shares of common stock equal to either (a) $2,000 in market value or (b) 1% of our outstanding common stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials. If a stockholder who wishes to present a proposal fails to notify us by such date or, if the date of the 2015 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the 2015 Annual Meeting of Stockholders and notice is not received in a reasonable time before we send the proxy material for such meeting, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

IN ACCORDANCE WITH RULE 14A-3(E)(1) UNDER THE EXCHANGE ACT, ONE PROXY STATEMENT WILL BE DELIVERED TO TWO OR MORE STOCKHOLDERS WHO SHARE AN ADDRESS, UNLESS WE HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS. WE WILL DELIVER PROMPTLY UPON WRITTEN OR ORAL REQUEST A SEPARATE COPY OF THE PROXY STATEMENT TO A STOCKHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY OF THE PROXY STATEMENT WAS DELIVERED. REQUESTS FOR ADDITIONAL COPIES OF THE PROXY STATEMENT, AND REQUESTS THAT IN THE FUTURE SEPARATE PROXY STATEMENTS BE SENT TO STOCKHOLDERS WHO SHARE AN ADDRESS, SHOULD BE DIRECTED TO RUTHIGEN, INC., 2455 BENNETT VALLEY ROAD, SUITE C116, SANTA ROSA, CALIFORNIA 95404, ATTENTION: CHIEF FINANCIAL OFFICER. IN ADDITION, STOCKHOLDERS WHO SHARE A SINGLE ADDRESS BUT RECEIVE MULTIPLE COPIES OF THE PROXY STATEMENT MAY REQUEST THAT IN THE FUTURE THEY RECEIVE A SINGLE COPY BY CONTACTING US AT THE ADDRESS SET FORTH IN THE PRIOR SENTENCE.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2014, AS AMENDED, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES), IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO RUTHIGEN, INC., 2455 BENNETT VALLEY ROAD, SUITE C116, SANTA ROSA, CALIFORNIA 95404, ATTENTION: CHIEF FINANCIAL OFFICER.

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OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

Santa Rosa, California	By Order of the Board of Directors
March 3, 2015
Hojabr Alimi
Chairman of the Board

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following Class I Director:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors **Nominees**	☐	☐	☐	______________________

01 Hojabr Alimi

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000229644_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

RUTHIGEN, INC.
Annual Meeting of Shareholders
March 26, 2015 11:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Hojabr Alimi and Sameer Harish, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RUTHIGEN, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholders at the offices of Grushko & Mittman, PC., 515 Rockaway Avenue, Valley Stream, New York 11581 at 11:00 AM, EST on March 26, 2015, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

___

___

___

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000229644_2 R1.0.0.51160